SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                            DECEMBER 14, 2000
                            -----------------
                            (Date of Report)


                             ENTROPIN, INC.
          -----------------------------------------------------
         (Exact Name of Registrant as specified in its charter)


         Colorado               33-23693              84-1090424
----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission           (IRS Employer
      of incorporation)       File Number)        Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
     ---------------------------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
           ---------------------------------------------------
           (Registrant's telephone number including area code)

                                   N/A
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

ITEM 6.  RESIGNATIONS OF REGISTRANTS DIRECTORS.
----------------------------------------------

     Donald Hunter announced his resignation as a director from the Board of Directors (the "Board") of the Registrant effective December 15, 2000. Mr. Hunter's resignation did not involve any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices and did not request any matter to be disclosed. Mr. Hunter had served as a member of the Board since February 1998. The resignation of Mr. Hunter reduces the Registrant's Board to six members. As a result, there is currently one vacancy on the Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

     Exhibit No.              Description of Exhibit
     -----------              ----------------------

     17.1 Letter of Resignation from Donald Hunter dated December 8, 2000.




                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: December 14, 2000                 ENTROPIN, INC.



                                   By   /s/ Thomas G. Tachovsky
                                      ----------------------------------
                                        Thomas G. Tachovsky
                                        President and Chief Executive Officer



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